UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported:  October 11, 2007

SKY PETROLEUM, INC. (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-99455 (Commission File Number)	32-0027992 (IRS Employer Identification No.)

401 Congress Avenue, Suite 1540 Austin, Texas 78701 (Address of Principal Executive Offices) (Zip Code)

(512) 687-3427

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

On October 11, 2007, Sky Petroleum Inc. (the “Company”) received a notice of resignation from its principal registered independent accountant, BDO Patel and Al Saleh, United Arab Emirates (“BDO Patel”).

As BDO Patel was not appointed as the Company’s principal registered independent accountant until March 1, 2007, during each of the Company’s past two fiscal years, BDO Patel has issued a report only on the Company’s financial statements for the fiscal year ended December 31, 2006. During this period, BDO Patel’s principal accountant reports on the Company’s financial statements contained no adverse opinion and no opinion of BDO Patel was modified as to audit scope or accounting principles. BDO Patel’s principal accountant report on the Company’s financial statements for the year-ended December 31, 2006, as reported in the Company’s Form 10-KSB filed with the Securities and Exchange Commission on May 16, 2007, did not contain any disclaimer paragraph concerning any uncertainty as to the Company’s ability to continue as a going concern. No reports issued by BDO Patel in each of the past two years contained a disclaimer of opinion or were modified as to uncertainty.

In the two most recent fiscal years and any interim period preceding the resignation of BDO Patel, based on the Company’s communications with BDO Patel, to date, the Company is not aware of any disagreements with BDO Patel on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO Patel, would have caused it to make references to the subject matter of the disagreement(s) in connection with its reports.

Based on the Company’s communications with BDO Patel, to date, the Company is not aware of any reportable events (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B) that have occurred during the two most recent fiscal years and the interim period preceding the resignation of BDO Patel.

The change in the Company’s principal registered independent accountant has not yet been considered or accepted by our Audit Committee, within its powers as granted by the Company’s Audit Committee Charter, or our Board of Directors

BDO Patel has been provided the disclosure in this Current Report on Form 8-K, and within ten business days, will provide a letter commenting on the disclosure, pursuant to Item 304(a)(3), which will be attached as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
16.1(1)	Letter from BDO Patel regarding change in certifying accountant

(1) To be filed upon receipt, pursuant to Item 304(a)(3) of Regulation S-B.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKY PETROLEUM, INC. (Registrant)

Dated: October 17, 2007	By: /s/ Michael D. Noonan _______________________________________ Michael D. Noonan Vice President Corporate and Secretary